UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Granite Ridge Resources, Inc.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
N/A
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

GRANITE RIDGE RESOURCES, INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

GRANITE RIDGE RESOURCES, INC.
5217 McKinney Avenue, Suite 400
Dallas, TX 75205

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be held on
August 4, 2026

*Stockholders are cordially invited to attend the Virtual Special Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

A Special Meeting of Stockholders of Granite Ridge Resources, Inc., will be conducted virtually over the Internet on August 4, 2026. You will be able to attend the Special Meeting and vote your shares electronically during the live webcast of the meeting being held on August 4, 2026 at 9:00 AM CDT by visiting **https://www.cstproxy.com/graniteridge/sm2026**.

Proposal to be considered at the Special Meeting:

(1) To approve the reincorporation of Granite Ridge Resources, Inc. from the State of Delaware to the State of Texas by conversion.

The Board of Directors recommends you vote: for Proposal 1.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:
https://www.cstproxy.com/graniteridge/sm2026

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/graniteridge/sm2026

2026

GRANITE RIDGE RESOURCES, INC.

5217 McKinney Avenue, Suite 400
Dallas, TX 75205

Important Notice Regarding the Availability of Proxy Materials For the Special Meeting of Stockholders to be Held on August 4, 2026

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/graniteridge/sm2026

- the Company's Special Meeting Proxy Statement
- the Proxy Card
- any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before July 21, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to

https://www.cstproxy.com/graniteridge/sm2026

or By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

Your **Vote** Counts!

GRANITE RIDGE RESOURCES, INC.

2026 Special Meeting

Vote by August 03, 2026

11:59 PM ET

You invested in GRANITE RIDGE RESOURCES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 04, 2026.**

Get informed before you vote

View the Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 20, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

August 04, 2026

9:00 AM CDT

Vitually at:

https://www.cstproxy.com/graniteridge/sm2026

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

GRANITE RIDGE RESOURCES, INC.
2026 Special Meeting
Vote by August 03, 2026
11:59 PM ET

Voting Items		Board Recommends
1	To approve the reincorporation of Granite Ridge Resources, Inc. from the State of Delaware to the State of Texas by conversion.	For

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

FLASHID-JOB#

1.00000
322,224
148,294